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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): September 7, 2005

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Pennsylvania               0-20212                  23-1969991
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  (State or Other Jurisdiction     (Commission             (I.R.S. Employer
        of Incorporation)          File Number)           Identification No.)


  2400 Bernville Road, Reading, Pennsylvania                     19605
----------------------------------------------          -----------------------
   (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARROW INTERNATIONAL, INC.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As reported in the Current Report on Form 8-K dated September 7, 2005 of Arrow International, Inc. (the "Company"), on September 7, 2005, the Company's Board of Directors elected Anna M. Seal as a director of the Company. On November 1, 2005, the Company's Board of Directors appointed Ms. Seal as a member of the Audit Committee of the Board.





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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ARROW INTERNATIONAL, INC.




Date: November 14, 2005                 By:     /s/ Frederick J. Hirt
                                                --------------------------------
                                                Frederick J. Hirt
                                                Chief Financial Officer and
                                                Senior Vice President-Finance
                                                (Principal Financial Officer and
                                                Chief Accounting Officer)



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